                                                                    Exhibit 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 5, 2000 relating to the financial statements of BioDelivery Sciences International, Inc. as of December 31, 1999.


/s/STARK WINTER SCHENKEIN & CO., LLP
Certified Public Accountants


Denver, Colorado
January 22,2002